UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 6, 2021

ZIOPHARM Oncology, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33038	84-1475642
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One First Avenue, Parris Building 34, Navy Yard Plaza Boston, Massachusetts	02129
(Address of Principal Executive Offices)	(Zip Code)

(617) 259-1970

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ZIOP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition

On May 6, 2021, Ziopharm Oncology, Inc., or the Company, issued a press release announcing its financial condition and results of operations for the three months ended March 31, 2021. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

The information provided in this Item 2.02 of Form 8-K, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 2.05	Costs Associated with Exit or Disposal Activities

On May 6, 2021, the Company announced its commitment to a plan to realign its research and development resources to wind down the clinical trials of its Controlled IL-12 program as part of the Company’s decision to allocate an increasing amount of its resources and capital to its Sleeping Beauty TCR program. Pursuant to this plan, the Company will eliminate approximately 15% of its existing workforce on a staggered basis over the remainder of 2021. Affected employees will be offered separation benefits, including severance payments and, in some cases, retention bonuses, along with temporary healthcare coverage assistance. Additionally, the Company is evaluating its facilities and vendor relationships utilized in the Controlled IL-12 program and the associated contractual obligations to determine the appropriate course of action and any associated charges to wind down the ongoing clinical trials. The Company estimates the severance and termination-related costs to be approximately $830 thousand and will record these charges in the second quarter of 2021.

Forward-Looking Statements

The disclosure contained in this Current Report on Form 8-K contains certain forward-looking information about the Company that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are statements that are not historical facts. Words such as “expect(s),” “feel(s),” “believe(s),” “will,” “may,” “anticipate(s)” and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to, statements regarding the benefits of the proposed restructuring program, the anticipated timing and details of the reduction in force, expected charges and costs associated with the reduction in workforce that the Company expects to incur in the second quarter of 2021. These statements are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by management, and are subject to a number of risks and uncertainties. Factors that could cause actual results to differ materially from current expectations include possible changes in the expected costs and charges associated with the reduction in force, and risks associated with the Company’s ability to achieve the expected benefits of the reduction in force and realignment of its resources. Additionally, these forward-looking statements should be considered in conjunction with the cautionary statements and risk factors described in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2021, as amended, and its other filings with the SEC.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release of Ziopharm Oncology, Inc. dated May 6, 2021

10.4	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ziopharm Oncology, Inc.

	By:	/s/ Timothy Cunningham
Date: May 6, 2021		Name: Timothy Cunningham
Title: Chief Financial Officer

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